                                 SIXTH ADDENDUM
                                       TO
                                 LEASE AGREEMENT


     THIS SIXTH ADDENDUM TO LEASE AGREEMENT ("Addendum") is made this 20TH day of April, 1995 by and between RCB TRUST CO., REAL PROPERTY TRUST -- SOUTHPORT FINANCIAL II ("Landlord") and COMMNET CELLULAR INC., a Colorado corporation ("Tenant").

     WHEREAS, Landlord, or its predecessor, and Tenant have entered into the following lease documents (collectively herein referred to as the "Lease", to which reference should be made for all terms not otherwise herein defined) pertaining to the Premises commonly known as Suites 110, 118, 200, 270, 300 and 350, Cellular Plaza, 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111:

     (a) Lease Agreement and Addendum to Office Building Lease, each dated September 23, 1988;
     (b)  Amendment, dated May 4, 1989;
     (c) Second Addendum, dated December 7, 1989 and Declaration of Commencement, dated January 12, 1989;
     (d)  Letter of Arnold C. Pohs, dated September 26, 1988;
     (e)  Letter of Robert Bruce, dated November 18, 1988;
     (f)  Letter of Robert Bruce, dated December 12, 1988;
     (g)  Letter of Edward J. McKeegan, dated April 4, 1990;
     (h)  Declaration of Effective Date, dated April 5, 1990;
     (i)  Certificate of Occupancy, dated April 16, 1990;
     (j)  Letter of Arnold C. Pohs, dated July 16, 1990;
     (k) Third Addendum to Lease Agreement, dated April 8, 1992 and Declaration of Commencement, dated May 22, 1992;
     (l)  Fourth Addendum to Lease Agreement, dated April 27, 1994; and
     (m)  Fifth Addendum to Lease Agreement, dated December 13, 1994.

     WHEREAS, Tenant was formerly known as Cellular Inc., a Colorado corporation and on March 2, 1994, the Colorado Secretary of State issued its Certificate of Name Change pursuant to which Tenant's name was changed to CommNet Cellular Inc., a Colorado corporation.

     WHEREAS, Landlord and Tenant desire to amend the Lease to provide for the expansion of the area of the Premises as more fully herein described.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. ADDITIONAL SPACE. Subject to the provisions of Section 2 of this Addendum as set forth below, the Premises are amended by expanding the area of the Premises by approximately 3,756 square feet of rentable area comprised of the portion of the Building commonly known as Suite 116 (3,082 square feet of rentable area) and the portion of the Building commonly known as the vending room (674 square foot of rentable area)), on the first floor of East Wing of the Building, as more particularly described on Exhibit I attached hereto ("Additional Space"), effective on the Completion Date (as herein defined). The Premises, as amended to include the Additional Space, comprise 49,909 square feet of rentable area. All terms and conditions of the Lease, as herein modified, shall apply to the Premises, as amended to include the Additional Space.

     2. RELOCATION OF ADDITIONAL SPACE TENANT. Landlord and Tenant acknowledge that the lease of the Additional Space herein provided is contingent upon Landlord's relocation of the existing tenant in the Additional Space. Landlord shall use his best efforts to relocate such existing Tenant on or before May 15, 1995, provided that if Landlord is unable to do so by July 1, 1995, this Amendment shall be null and void except for the acknowledgements provided in Section 7 hereof, and this Lease shall otherwise continue in full force and effect. Landlord shall not be required to incur any costs or expenses in connection with such relocation other than the costs of moving such existing tenant into its new space in the Building (including, without limitation, the relocation fee payable to such existing tenant under its lease for the Additional Space). Landlord's construction of the Tenant Finish for the Additional Space and the commencement date of the Term of the Additional Space shall be subject to the relocation of the existing tenant in the Additional Space, as more fully provided in the Work Letter attached hereto.

     3. TERM OF ADDITIONAL SPACE. The Term of the lease of the Additional Space shall commence upon the Completion Date. The Completion Date is anticipated to be July 1, 1995. The term of the lease of the Additional Space shall end upon expiration of the Term of the Lease, January 15, 1996.

     4. BASE RENT. Effective upon the Completion Date and through the expiration of the Term of the Lease, the Base Rent, described in Paragraph 4 of the Lease, shall be $14.50 per square foot of rentable area of the Additional Space per annum. The Base Rent for the Additional Space shall be in addition to the Base Rent payable for other portions of the Premises, described in paragraph 3 of the Fourth Addendum and paragraph 5 of the Fifth Addendum to the Lease.
The Base Rent shall be due and payable in equal monthly installments of $4,538.50 per month for the Additional Space, without deduction, abatement or setoff, as more fully provided in the Lease.

     5. SHARED EXPENSES. Tenant shall not be required to pay Tenant's Pro Rata Share of Shared Expenses for the Additional Space. Notwithstanding the effectiveness of the Completion Date, the Tenant's Pro Rata Share of Shared Expenses shall continue to be 46.48%.

     6. TENANT FINISH. Landlord shall construct the tenant improvements ("Tenant Finish") for the Additional Space in accordance with the Work Letter, attached hereto as Exhibit II and incorporated herein by this reference. The term "Completion Date" as used throughout this Addendum shall have the meaning set forth in the Work Letter attached hereto.

     7. CONFIRMATION OF RELOCATION. Landlord and Tenant acknowledge that Landlord has fulfilled its obligation to relocate the previously existing tenant in the Second Additional Space pursuant to Section 3 of the Fifth Addendum to the Lease, and that Tenant's lease of the Second Additional Space as provided in such Fifth Addendum is in full force and effect.

     8. FIFTH ADDENDUM. Section 3 of the Work Letter, dated December 31, 1994, attached as Exhibit III to the Fifth Addendum to the Lease Agreement, dated December 13, 1994, is amended by deleting the date "July 15, 1995" and substituting the date "September 15, 1995" therefor. The extension of such deadline to September 15, 1995, as provided in Section 3 of the Work Letter to the Fifth Addendum and the Work Letter attached to this Addendum, shall only apply to Tenant's obligation to reimburse Landlord as provided thereunder and shall not affect any other term or condition of the Lease including, without limitation, any option to extend the Term of the Lease.

     9. FORCE AND EFFECT. As herein modified, the Lease shall remain in full force and effect according to the terms and conditions thereof. This Addendum shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. AUTHORITY. Each individual executing this Addendum on behalf of Landlord and Tenant represents and warrants that he or she is duly authorized to deliver this Lease on behalf of

Landlord or Tenant, respectively, and that this Lease is binding upon Landlord or Tenant, respectively, in accordance with its terms.

     IN WITNESS WHEREOF, this Addendum has been executed as of the date first above written.

                                        LANDLORD:

                                        RCB TRUST CO., REAL PROPERTY TRUST--
                                        SOUTHPORT FINANCIAL II

                                        By:  Southport Financial Corporation,
                                             a Connecticut corporation,
                                             Manager

                                             By:  \s\William C. Hillemeyer
                                                  ------------------------------
                                                  William C. Hillemeyer
                                                  Manager Director


                                        TENANT:

                                        COMMNET CELLULAR INC., a
                                        Colorado corporation

                                        By:  \s\Arnold C. Pohs
                                             -----------------------------------
                                        Its: President and CEO
                                             -----------------------------------


STATE OF     Colorado         )
        --------------------  ) ss.
COUNTY OF   Arapahoe          )
         -------------------

     The foregoing instrument was acknowledged before me this 25th day of April,
                                                              ----        -----
1995 by Arnold C. Pohs as President of CommNet Cellular Inc., a Colorado
        --------------    ---------
corporation.

     WITNESS my hand and official seal.

                                             \s\Katherine McMurray
                                             -----------------------------------
                                             Notary Public

My commission expires:  July 23, 1998
                        -------------

                                    EXHIBIT I

                         SPACE PLAN FOR ADDITIONAL SPACE

                                   EXHIBIT II

                                   WORK LETTER

     THIS WORK LETTER ("Work Letter") shall be a part of that Lease Agreement, dated September 23, 1988 (herein referred to, as amended, as the "Lease", to which reference should be made for all terms not otherwise herein defined) between RCB TRUST CO., REAL PROPERTY TRUST -- SOUTHPORT FINANCIAL II ("Landlord") and COMMNET CELLULAR INC., a Colorado corporation ("Tenant").

     This Work Letter sets forth the Tenant Finish for the Additional Space (commonly known as Suite 116 and the vending room of the Building) to be constructed by Landlord pursuant to Section 6 of the Sixth Addendum to Lease Agreement, dated the date hereof (the "Addendum").

     1. Landlord and Tenant shall consult and cooperate with each other as necessary to reach agreement regarding the tenant improvements to be made to the Additional Space, and the drawings and plans and specifications therefor (collectively, the "Tenant Finish"), and the costs thereof (the "Tenant Finish Budget"). Landlord and Tenant will develop the Tenant Finish and a Tenant Finish Budget for the Additional Space no later than May 1, 1995. If Landlord and Tenant have not reached an agreement regarding the Tenant Finish and Tenant Finish Budget for the Additional Space by such date, then the following shall pertain:

          (a) If the failure to agree is the result of delays on the part of Tenant, then, at Landlord's option, the commencement of the Term and all other matters conditioned upon substantial completion of the Tenant Finish shall be deemed to commence July 1, 1995, notwithstanding that the Tenant Finish for such space may not be substantially complete as of the date thereof.

          (b) If failure to agree is the result of delays on the part of Landlord, then, at Tenant's option, the term and all other matters conditioned upon substantial completion of the Tenant Finish shall be delayed and Tenant shall have the remedies set forth in paragraph 7 of this Work Letter.

     2. Landlord shall construct the Tenant Finish. Except as otherwise herein provided, Landlord shall pay up to a maximum amount of $33,550.00 of the cost of the Tenant Finish for the Additional Space, and Tenant shall pay all costs of the Tenant Finish in excess thereof up to the amount of the Tenant Finish Budget. If (i) any change to the Tenant Finish is necessary and results in an increase the cost reflected in the Tenant Finish Budget (other than a change pursuant to paragraph 5 of this Work Letter) or (ii) any delays caused by Tenant results in an increase in the cost of the Tenant Finish Budget, Tenant shall be entitled to approve any such change and pay such increased cost or to disapprove of any such change and modify the Tenant Finish to eliminate any such change and increased cost, subject to Landlord's approval of such modification. If any change is required pursuant to paragraph 5 of this Work Letter or if the Landlord is notified at any time that the cost of the Tenant Finish shall exceed the Tenant Finish Budget, Landlord shall provide written notice thereof to Tenant and Tenant shall be entitled to modify the Tenant Finish to eliminate such governmental requirement or such cost overrun, subject to Landlord's reasonable approval of such modification. Tenant shall pay its share of the costs of the Tenant Finish upon substantial completion of the Tenant Finish and the costs of the Tenant Finish shall include, without limitation, the cost of all plans and specifications, construction drawings, architectural fees, permits and licenses, and a fee in the amount of five percent (5%) of the cost of the Tenant Finish payable to Landlord for its supervision of the Tenant Finish.

     3. Notwithstanding anything to the contrary, if Landlord completes the Tenant Finish for Additional Space and on or before September 15, 1995, Landlord and Tenant do not enter into an extension of the Term of the Lease for space in the Building at least eighty percent (80%) of the area of the entire Premises for a term of at least five (5) years despite Landlord's good faith efforts to negotiate such a term, then Tenant shall immediately reimburse Landlord the amount of $45,000.00, representing a portion of the costs of the Tenant Finish and the relocation of the existing tenant of the Additional Space.

     4. Subject to Landlord's approval, Tenant may request changes in the Tenant Finish to be approved by Landlord and Tenant. If such change order requested by Tenant is approved by Landlord and if additional costs are incurred by Landlord as a result of such change order, Tenant shall pay all such additional costs. Landlord shall not be obligated to construct the Tenant Finish in accordance with any change order until Tenant pays such additional costs for such change order to Landlord.

      5. Tenant consents to any changes to the Tenant Finish (and the drawings, plans and specifications) which may be imposed by any applicable governmental authority including, without limitation, any municipal planning or building department; provided, however, such changes do not substantially alter or modify the size or character of the Additional Space.

      6. Landlord shall commence construction of the Tenant Finish for the Additional Space upon approval of the Tenant Finish and Tenant Finish Budget, and relocation of the existing tenant of the Additional Space, subject to paragraph 1 of this Work Letter. The date of substantial completion of the Tenant Finish for the Additional Space (the "Completion Date") is anticipated to be July 1, 1995.

      7. Tenant's sole remedy for any delays caused by Landlord in the completion of the Tenant Finish shall be the delay in adding the Additional Space to the Premises; provided that if the Tenant Finish for the Additional Space is not substantially completed by August 15, 1995, then Tenant shall be entitled to an abatement of the Base Rent payable during the Lease Term for such delayed space for a period equal to the number of days from August 16, 1995 until substantial completion of the Tenant Finish for such space.

      8. Notwithstanding substantial completion of the Tenant Finish by Landlord, Tenant shall be entitled to provide Landlord with written notice within fifteen (15) days thereafter of a punch list of minor items which were part of the Tenant Finish. Landlord shall complete all such punch list items within forty-five (45) days after Tenant's notice.

DATED this  28TH day of April, 1995.
            ----
                                        LANDLORD:

                                        RCB TRUST CO., REAL PROPERTY TRUST--
                                        SOUTHPORT FINANCIAL II

                                        By:  Southport Financial Corporation,
                                             a Connecticut corporation,
                                             Manager

                                        By:  \s\William C. Hillemeyer
                                             -----------------------------------
                                             William C. Hillemeyer
                                             Manager Director


                                        TENANT:

                                        COMMNET CELLULAR INC., a
                                        Colorado corporation

                                        By:  \s\Arnold C. Pohs
                                             -----------------------------------
                                        Its: President and CEO
                                             -----------------------------------